UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2024 (May 22, 2024)

DRAFTKINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41379	87-2764212
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Berkeley Street, 5th Floor
Boston, MA 02116

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 986-6744

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DKNG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sale of Equity Securities.

On May 22, 2024, DraftKings Inc., a Nevada corporation (the “Company” or “DraftKings”), issued 7,507,817 shares of its Class A common stock, par value $0.0001 per share (such issuance, the “Stock Consideration”), in connection with the consummation of the transactions contemplated by the agreement and plan of merger and plan of reorganization, dated as of February 11, 2024, by and among DraftKings, JackPocket Inc., a Delaware corporation (“Jackpocket”), DraftKings Holdings Inc., a Nevada corporation and a direct wholly-owned subsidiary of DraftKings (“DK HoldCo”), Fortune Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of DK HoldCo, Fortune Merger Sub LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of DK HoldCo, and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as representative, agent and attorney-in-fact of the Jackpocket securityholders (the “Transactions”).

The Stock Consideration was issued in respect of Jackpocket capital stock held by accredited investors in reliance upon the exemption from registration afforded by Section 4(a)(2) and Rule 506 promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Shares of Jackpocket capital stock held by non-accredited investors received additional cash consideration in respect of their shares of Jackpocket capital stock in lieu of Stock Consideration, and shares of Jackpocket capital stock held by accredited investors received consideration reflecting a corresponding reduction in cash consideration and increase in Stock Consideration in respect of their shares of Jackpocket capital stock.

Item 7.01.	Regulation FD Disclosure.

On May 23, 2024, DraftKings issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing, among other things, the consummation of the Transactions.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number

99.1	Press Release, dated as of May 23, 2024, issued by DraftKings Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAFTKINGS INC.
Date: May 23, 2024
	By:	/s/ R. Stanton Dodge
	Name	R. Stanton Dodge
	Title:	Chief Legal Officer and Secretary